                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 13, 1998


                            The Seagram Company Ltd.

   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Canada

   --------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



              1-2275                                 None
---------------------------------      --------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


   1430 Peel Street
   Montreal, Quebec, Canada                                 H3A1S9
---------------------------------      --------------------------------------
(Address of principal executive                                    (Zip Code)
 offices)

          Registrant's telephone number, including area code (514) 849-5271




---------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

      The exhibits listed in the accompanying Exhibit Index relate to Registration Statements (Nos. 33-42877, 33-42959, 333-4136 and 333-62921) on Form S-3 of the registrant and Joseph E. Seagram & Sons, Inc. and are filed herewith for incorporation by reference in such Registration Statements.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE SEAGRAM COMPANY LTD.
                                                  (Registrant)


Date: November 20, 1998                     By: /s/ Daniel R. Paladino
                                            ---------------------------------
                                            Daniel R. Paladino
                                            Executive Vice President, Legal and
                                             Environmental Affairs

                                  INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page


99.1      Underwriting Agreement General Terms and Provisions.

99.2 Pricing Agreement dated November 13, 1998 among Joseph E. Seagram & Sons, Inc. and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

99.3      Form of 8.00% Senior Quarterly Income Debt Security due 2038
          (QUIDS)(sm).